Exhibit 10.2

FIFTH AMENDMENT TO

CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 1, 2021, and is entered into by and between CALAVO GROWERS, INC., a California corporation (the “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of June 14, 2016 among the Borrower,  the Lenders identified therein and the Administrative Agent, the Lenders have agreed to make credit extensions available to the Loan Parties; and

WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Dollars (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and

WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.Agreement.  Notwithstanding any provision of the Credit Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A and Appendix B shall apply to the Impacted Currencies.  For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A and Appendix B, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies.

3.Conflicts with Loan Documents.  In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

4.Conditions Precedent.  This Amendment and the obligations of Administrative Agent and the Lenders hereunder will be effective only upon satisfaction of each of the following conditions precedent, each in a manner in form and substance acceptable to Administrative Agent in its sole discretion:

(a)Executed Amendments. Receipt by Administrative Agent of a fully-executed copy of (i) this Amendment and (ii) the Fourth Amendment to Credit Agreement.

(b)No Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)Fees and Expenses. The Borrower shall have paid to Administrative Agent all reasonable and out-of-pocket costs and expenses owed to and/or incurred by the Administrative Agent arising in connection with this Amendment (including reasonable attorneys’ fees and costs).

5.Reaffirmation of Representations and Warranties.  Each Loan Party represents and warrants that after giving effect to this Amendment, the representations and warranties made by each obligor set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

6.Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.General Release. Each Loan Party (collectively, the “Releasing Parties”) releases, acquits and forever discharges Administrative Agent and each Lender, and each of their respective past and present directors, officers, employees, agents, attorneys, affiliates, predecessors, successors, administrators and assigns (“Released Parties”) of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever heretofore or hereafter arising from any events or occurrences, or anything done, omitted to be done, or allowed to be done by any of the Released Parties, on or before the date of execution of this Amendment, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including, without limitation, any of the same arising from or related to anything done, omitted to be done, or allowed to be done by any of the Released Parties and in any way connected with this Amendment or any of the Loan Documents, any other credit facilities provided or not provided, any advances made or not made, or any past or present deposit or other accounts (including, without limitation, “dominion of funds” accounts and lockbox arrangements) of any Releasing Party with any Lender and the handling of the same by any Lender, including, without limitation, the manner and timing in which items were deposited or credited thereto or funds transferred therefrom or made available to any of the Releasing Parties, the honoring or returning of any checks drawn on any account, and any other dealings between the Releasing Parties and the Released Parties (the “Released Matters”); provided, however, that (A) Releasing Parties shall retain their rights to funds in deposit accounts held with any Lender, as applicable, funds in transit for deposit into any such account and any refunds to which such Releasing Party is entitled to, subject to in each case any applicable security interests of Administrative Agent or any Lender therein, and any right of offset or recoupment with respect thereto, and (B) Released Matters shall not include Administrative Agent and the Lenders’ obligations under the Loan Documents or any other contracts or agreements between Administrative Agent and Lenders, on one hand, and Releasing Parties from and after the effectiveness of this Amendment. Releasing Parties each further agree never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the Released Matters. Releasing Parties each agree that this waiver and release is an essential and material of this Amendment, and that the agreements in this paragraph are intended to be in full satisfaction of any alleged injuries or damages to or of any Releasing Parties in connection with the Released Matters. Each Releasing Party represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasing Parties each also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasing Parties each have consulted with legal counsel prior to signing this release, or had an opportunity to obtain such counsel and knowingly chose not to do so, and each Releasing Party executes such release voluntarily, with the intention of fully and finally extinguishing all Released Matters.

8.No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment may be in the form of an Electronic Record, telefacsimile or other electronic method of transmission and may be executed using Electronic Signature (including, without limitation, facsimile and .pdf) and shall be equally as effective, valid and enforceable as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and Lenders of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed document converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC § 7006, as it may be amended from time to time.

10.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of California (without regards to principles of conflict of laws which would defer to the laws of another jurisdiction as governing).

11.Jury Trial Waiver; California Judicial Reference.  To the fullest extent permitted by applicable law, each of the parties hereto waives its right to trial by jury in any proceeding or dispute of any kind relating to this Amendment or the other Loan Documents, Obligations or Collateral.  Without limiting the applicability of any other section of this Amendment, Section 11.16 and Section 11.17 of the Credit Agreement are hereby incorporated by this reference and shall apply to any action, proceeding, claim or controversy arising out of this Amendment.

12.Total Agreement.  This Amendment, the Credit Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

13.Loan Document.  This Amendment along with any document and certificate executed in connection herein, including but not limited to the security and pledge agreements and certificates referenced in Section 6 herein shall constitute a Loan Document under the Loan Agreement. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment. It shall be an Event of Default under the Loan Agreement if any Loan Party breaches any covenant contained herein or if any representation or warranty contained herein proves to be inaccurate or untrue in any material respect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CALAVO GROWERS, INC., a California corporation

By:
Name:
Title:

[Signature Pages Continue]

FIFTH AMENDMENT TO CREDIT AGREEMENT

(CALAVO)

SIGNATURE PAGE

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT

(CALAVO)

SIGNATURE PAGE

LENDERS:	BANK OF AMERICA, N.A., as Lender, Non-Patronage Lender, L/C Issuer and Swingline Lender

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT

(CALAVO)

SIGNATURE PAGE

FARM CREDIT WEST, PCA as a Lender and Patronage Lender

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT

(CALAVO)

SIGNATURE PAGE

GUARANTOR ACKNOWLEDGMENT AND CONSENT

Guarantor hereby expressly: (a) consents to the execution by Borrower, Administrative Agent and Lenders of this Amendment; (b) acknowledges that the “Guaranteed Obligations” (as defined in the Credit Agreement) includes all of the obligations and liabilities owing from time to time by the Borrower under and/or in connection with the “Loan Documents” including, but not limited to, the obligations and liabilities of Borrower to Lenders under and pursuant to the Credit Agreement, as amended from time to time; (c) acknowledges that the Guarantor does not have any set-off, defense, or counterclaim to the payment or performance of any of the obligations of Borrower under the Credit Agreement or the Guarantor under the Guaranty (as defined in the Credit Agreement); (d) reaffirms, assumes, and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms, and conditions that are contained in the Guaranty; and (e) agrees that all such obligations and liabilities under the Guaranty shall continue in full force and that the execution and delivery of this Amendment to, and its acceptance by, Administrative Agent shall not in any manner whatsoever (i) impair or affect the liability of the Guarantor, (i) prejudice, waive, or be construed to impair, affect, prejudice, or waive the rights and abilities of Administrative Agent at law, in equity or by statute, against the Guarantor, and/or (ii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Administrative Agent or any Lender by the Guarantor.

AGREED TO AND ACCEPTED BY:

GUARANTOR:	RENAISSANCE FOOD GROUP, LLC, a Delaware limited liability company

By:
Name:
Title:

GUARANTOR ACKNOWLEDGMENT AND CONSENT TO

FIFTH AMENDMENT TO CREDIT AGREEMENT

(CALAVO)

SIGNATURE PAGE

APPENDIX A

APPENDIX B